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                                                                    Exhibit 4(b)





                                XEROX CORPORATION

                           XEROX OVERSEAS HOLDINGS PLC

                         RANK XEROX (CAPITAL) EUROPE PLC


                                       and



                                 CITIBANK, N.A.
                                     Trustee








                                    Indenture


                            Dated as of August , 1997
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                                                                         i

                                TABLE OF CONTENTS


                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
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SECTION 1.01.     Definitions ...................................            1
         "this Indenture" and certain other terms ..................         1
         "Act" .....................................................         2
         "Affiliate" ...............................................         2
         "Authenticating Agent" ....................................         2
         "Authorized Newspaper" ....................................         2
         "Board of Directors" ......................................         2
         "Board Resolution" ........................................         2
         "Business Day" ............................................         3
         "Commission" ..............................................         3
         "Company" .................................................         3
         "Consolidated Net Worth" ..................................         3
         "Coupon Security" .........................................         3
         "Debt" ....................................................         3
         "Defaulted Interest" ......................................         3
         "Depositary" ..............................................         4
         "Event of Default" ........................................         4
         "Exchange Act" ............................................         4
         "Federal Bankruptcy Code" .................................         4
         "Fully Registered Security" ...............................         4
         "Global Security" .........................................         4
         "Guarantee" ...............................................         4
         "Guarantor" ...............................................         4
         "Holder" ..................................................         4
         "Indenture" ...............................................         4
         "Interest" ................................................         4
         "Interest Payment Date" ...................................         5
         "Issuer" ..................................................         5
         "Issuer Request" and "Issuer Order" .......................         5
         "Majority Shareholder" ....................................         5
         "Maturity" ................................................         5
         "Mortgage" ................................................         5
         "Officers' Certificate" ...................................         5
         "Opinion of Counsel" ......................................         5
         "Original Issue Discount Security" ........................         5
         "Original Subscription Agreement" .........................         5
         "Outstanding" .............................................         5
         "Paying Agent" ............................................         6
         "Person" ..................................................         6
         "Place of Payment" ........................................         6
         "Predecessor Security" ....................................         6
         "Principal Corporate Trust Office" ........................         6
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                                                                         ii

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         "Redemption Date" .........................................         6
         "Redemption Price" ........................................         7
         "Registered Coupon Security" ..............................         7
         "Registered Holder" .......................................         7
         "Registered" ..............................................         7
         "Regular Record Date" .....................................         7
         "Repayment Date" ..........................................         7
         "Repayment Price" .........................................         7
         "Responsible Officer" .....................................         7
         "Restricted Subsidiary" ...................................         7
         "Securities" ..............................................         7
         "Securitization" ..........................................         7
         "Securityholder" ..........................................         7
         "Security Register" .......................................         7
         "Security Registrar" ......................................         8
         "Special Record Date" .....................................         8
         "Stated Maturity" .........................................         8
         "Subscription Agreement" ..................................         8
         "Subsidiary" ..............................................         8
         "Trustee" .................................................         8
         "Trustee Indenture Act" or "TIA" ..........................         8
         "Unregistered Security" ...................................         8
         "Vice President" ..........................................         8
  SECTION 1.02.      Compliance Certificates and Opinions ..........         8
  SECTION 1.03.      Form of Documents Delivered to Trustee ........         8
  SECTION 1.04.      Acts of Securityholders .......................         9
  SECTION 1.05.      Notices, etc., to Trustee, Issuers and
                     Guarantor .....................................        10
  SECTION 1.06.      Notices to Securityholders; Waiver ............        10
  SECTION 1.07.      Effect of Headings and Table of Contents ......        11
  SECTION 1.08.      Successors and Assigns ........................        11
  SECTION 1.09.      Separability Clause ...........................        11
  SECTION 1.10.      Benefits of Indenture .........................        11
  SECTION 1.11.      Legal Holidays ................................        11
  SECTION 1.12.      Governing Law .................................        12
  SECTION 1.13.      Submission to Jurisdiction; Appointment of
                     Agent for Service of Process ..................        12
  SECTION 1.14.      Trust Indenture Act ...........................        12
  SECTION 1.15.      Counterparts ..................................        12
  SECTION 1.16.      Securities Denominated in a Currency Other
                     Than United States Dollars ....................        12

                                 ARTICLE TWO
                               SECURITY FORMS

  SECTION 2.01.      Forms Generally ...............................        13
  SECTION 2.02.      Forms of Securities ...........................        13
  SECTION 2.03.      Form of Trustee's Certificate or
                     Authentication ................................        14
  SECTION 2.04.      Form of Notation of Guarantees ................        14
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                                ARTICLE THREE
                                THE SECURITIES
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SECTION 3.01.     Title and Terms ...............................         15
SECTION 3.02.     Denominations .................................         16
SECTION 3.03.     Execution, Authentication, Delivery and
                  Dating ........................................         16
SECTION 3.04.     Temporary Securities ..........................         19
SECTION 3.05.     Registration, Registration of Transfer and
                  Exchange ......................................         20
SECTION 3.06.     Mutilated, Destroyed, Lost and Stolen
                  Securities ....................................         22
SECTION 3.07.     Payment of Interest; Interest Rights
                  Preserved .....................................         23
SECTION 3.08.     Persons Deemed Owners .........................         24
SECTION 3.09.     Cancellation ..................................         24
SECTION 3.10.     Computation of Interest .......................         25
SECTION 3.11.     Compliance with Certain Laws and Regulations ..         25

                                 ARTICLE FOUR
                          REDEMPTION OF SECURITIES

SECTION 4.01.     Applicability of Article ......................         25
SECTION 4.02.     Election to Redeem; Notice to Trustee .........         25
SECTION 4.03.     Selection by Trustee of Securities to be
                  Redeemed ......................................         25
SECTION 4.04.     Notice of Redemption ..........................         26
SECTION 4.05.     Deposit of Redemption Price ...................         27
SECTION 4.06.     Securities Payable on Redemption Date .........         27
SECTION 4.07.     Securities Redeemed in Part ...................         27
SECTION 4.08.     Provisions With Respect to any Sinking Funds ..         27
SECTION 4.09.     Applicability of Early Repayment Provisions ...         28
SECTION 4.10.     Repayment of Securities .......................         28
SECTION 4.11.     Exercise of Option ............................         29
SECTION 4.12.     When Securities Presented for Repayment
                  Become Due and Payable ........................         29
SECTION 4.13.     Securities Repaid in Part .....................         29

                                 ARTICLE FIVE
                                  COVENANTS

SECTION 5.01.     Payment of Principal, Premium and Interest;
                  Compliance with Terms .........................         29
SECTION 5.02.     Maintenance of Office or Agency ...............         30
SECTION 5.03.     Money for Security Payments to be Held in
                  Trust .........................................         30
SECTION 5.04.     Statement as to Compliance ....................         31
SECTION 5.05.     Corporate Existence ...........................         31
SECTION 5.06.     Limitation on Liens ...........................         31
SECTION 5.07.     Waiver of Covenants ...........................         33
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                                  ARTICLE SIX
                     SECURITYHOLDERS' LISTS AND REPORTS BY
                        TRUSTEE, ISSUERS AND GUARANTOR
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SECTION 6.01.     Issuers and Guarantor to Furnish Trustee
                  Names and Addresses of Securityholders ........         33




                                                                          iv


SECTION 6.02.     Preservation of Information; Communications
                  to Securityholders ............................         34
SECTION 6.03.     Reports by Trustee ............................         35
SECTION 6.04.     Reports by Issuers and Guarantor ..............         35

                                 ARTICLE SEVEN
                                   REMEDIES

SECTION 7.01.     Events of Default .............................         35
SECTION 7.02.     Acceleration of Maturity; Rescission and
                  Annulment .....................................         36
SECTION 7.03.     Collection of Indebtedness and Suits for
                  Enforcement by Trustee ........................         37
SECTION 7.04.     Trustee May File Proofs of Claim ..............         38
SECTION 7.05.     Trustee May Enforce Claims Without Possession
                  of Securities .................................         38
SECTION 7.06.     Application of Money Collected ................         38
SECTION 7.07.     Limitation on Suits ...........................         39
SECTION 7.08.     Restoration of Rights and Remedies ............         39
SECTION 7.09.     Rights and Remedies Cumulative ................         39
SECTION 7.10.     Delay or Omission Not Waiver ..................         39
SECTION 7.11.     Control by Securityholders ....................         40
SECTION 7.12.     Waiver of Past Defaults .......................         40
SECTION 7.13.     Waiver of Stay or Extension Laws ..............         40
SECTION 7.14.     Original Subscription Agreement and
                  Subscription Agreement ........................         41

                                 ARTICLE EIGHT
                                  THE TRUSTEE

SECTION 8.01.     Certain Rights of Trustee .....................         41
SECTION 8.02.     Not Responsible for Recitals or Issuance of
                  Securities ....................................         42
SECTION 8.03.     May Hold Securities ...........................         42
SECTION 8.04.     Money Held in Trust ...........................         42
SECTION 8.05.     Compensation and Reimbursement ................         42
SECTION 8.06.     Corporate Trustee Required; Eligibility .......         43
SECTION 8.07.     Resignation and Removal; Appointment of
                  Successor .....................................         43
SECTION 8.08.     Acceptance of Appointment by Successor ........         44
SECTION 8.09.     Merger, Conversion, Consolidation or
                  Succession to Business of Trustee .............         45
SECTION 8.10.     Appointment of Authenticating Agent ...........         45

                                 ARTICLE NINE
                           SUPPLEMENTAL INDENTURES

SECTION 9.01.     Supplemental Indentures Without Consent of
                  Securityholders ...............................         46
SECTION 9.02.     Supplemental Indentures With Consent of
                  Securityholders ...............................         47
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SECTION 9.03.     Execution of Supplemental Indentures ..........         48
SECTION 9.04.     Effect of Supplemental Indentures .............         48
SECTION 9.05.     Conformity with Trust Indenture Act ...........         48
SECTION 9.06.     Reference in Securities to Supplemental
                  Indentures ....................................         48


                                                                           v

                                  ARTICLE TEN
                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 10.01.     Company May Consolidate, etc., Only on
                   Certain Terms ................................         48
SECTION 10.02.     Subsidiary Issuers May Consolidate, etc.,
                   Only on Certain Terms ........................         49
SECTION 10.03.     Successor Corporation Substituted ............         49
SECTION 10.04.     Securities to be Secured in Certain Events ...         49
SECTION 10.05.     Assumption by Company of Subsidiary Issuers'
                   Obligations ..................................         50

                                ARTICLE ELEVEN
                         SATISFACTION AND DISCHARGE

SECTION 11.01.     Satisfaction and Discharge of Indenture ......         50
SECTION 11.02.     Application of Trust Money ...................         51

                                ARTICLE TWELVE
       IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 12.01.     Exemption from Individual Liability ..........         51

                               ARTICLE THIRTEEN
                     MEETINGS OF HOLDERS OF SECURITIES

SECTION 13.01.     Purposes of Meetings .........................         52
SECTION 13.02.     Call of Meetings by Trustee ..................         52
SECTION 13.03.     Call of Meetings by Issuers or
                   Securityholders ..............................         53
SECTION 13.04.     Qualifications for Voting ....................         53
SECTION 13.05.     Quorum; Adjourned Meetings ...................         53
SECTION 13.06.     Regulations ..................................         54
SECTION 13.07.     Voting Procedure .............................         54
SECTION 13.08.     Written Consent in Lieu of Meetings ..........         55
SECTION 13.09.     No Delay of Rights by Meeting ................         55

                               ARTICLE FOURTEEN
                GUARANTEES OF SECURITIES OF SUBSIDIARY ISSUERS

SECTION 14.01     Guarantees ....................................         55
SECTION 14.02     Execution of Guarantees .......................         56

TESTIMONIUM .....................................................         57
SIGNATURES AND SEALS ............................................         57
ACKNOWLEDGMENTS .................................................         59
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                 THIS INDENTURE is entered into as of August , 1997, among XEROX
            CORPORATION, a corporation organized and existing under the laws of the State of New York (hereinafter called the "Company" and, in its capacity as the guarantor with respect to Securities (as hereinafter defined) issued by any of the Subsidiary Issuers (as hereinafter defined), the "Guarantor"), having its principal executive office at 800 Long Ridge Road, P.O. Box 1600, Stamford, Connecticut
            06904-1600, XEROX OVERSEAS HOLDING PLC, a public limited company organized under the laws of England and Wales (hereinafter called "Xerox Overseas"), having its principal executive office at Parkway, Marlow, Buckinghamshire, SL7 1YL, England, RANK XEROX CAPITAL (EUROPE) PLC (hereinafter called "Xerox Capital", and collectively with Xerox Overseas, the "Subsidiary Issuers", and each a "Subsidiary Issuer"), having its principal executive office at Parkway, Marlow, Buckinghamshire, SL7 1YL, England, and CITIBANK, N.A., a national banking association (hereinafter called the "Trustee"), having its Principal Corporate Trust Office on the date hereof at 120 Wall Street, New York, New York 10043. The Company and the Subsidiary Issuers, each in its capacity as an issuer of Securities is herein referred to as an "Issuer", and collectively as the "Issuers".

                                   RECITALS

     Each of the Issuers deems it necessary from time to time to issue its unsecured debentures, notes, bonds or other evidences of indebtedness (including instruments in global, temporary or definitive form), to be issued in one or more series (hereinafter called the "Securities") as hereinafter set forth, and to provide therefor each such Issuer has duly authorized the execution and delivery of this Indenture.

     All things necessary to make this Indenture a valid agreement of each of the Issuers and the Guarantor, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or any series thereof, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the term "this Indenture" means this instrument, as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 3.01;

         (2) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to be designated Articles, Sections and other subdivisions of this Indenture. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         (3) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (4) all references to the "applicable Issuer" are to the Issuer of the Securities being described;

         (5) all references to the "Guarantee" and the "Guarantor" are operative only where a Subsidiary Issuer is, was or may become the Issuer of the relevant series of Securities, and only with respect to such series of Securities.

         (6) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

         (7) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of computation.

         "Act" when used with respect to any Securityholder, has the meaning specified in Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 8.10 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

         "Board of Directors", when used with reference to any of the Issuers or the Guarantor, means the board of directors (or any duly authorized committee thereof) of such Issuer or the Guarantor, as the case may be.

     "Board Resolution", when used with reference to any of the Issuers or the Guarantor, means a copy of a resolution certified by the Secretary or an Assistant Secretary (or any person holding a similar office) of such Issuer or

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
the Guarantor, as the case may be, to have been duly adopted by the Board of Directors of such Issuer or the Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.


     "Business Day" means each day which is neither a Saturday, Sunday or other day on which banking institutions in The City of New York or the pertinent Place of Payment are authorized or required by law or executive order to be closed, except as otherwise provided with respect to a particular issue of Securities as contemplated in Section 3.01.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until any successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean any such successor Person.

     "Consolidated Net Worth" means, at any time, as to a given Person, the sum of (a) the amounts appearing on the latest consolidated balance sheet of such Person and its Subsidiaries, prepared in accordance with generally accepted accounting principles consistently applied, as

         (i) the par or stated value of all outstanding capital stock (including preferred stock),

         (ii) capital paid-in and earned surplus or earnings retained in the business plus or minus cumulative translation adjustments,

         (iii) any unappropriated surplus reserves,

         (iv) any net unrealized appreciation of equity investments, and

         (v) minorities' interests in equity of Subsidiaries;

less (b) treasury stock; plus (c) in the case of the Company, the sum of $600,000,000.

     "Coupon Security" means any Security authenticated and delivered with one or more interest coupons appertaining thereto.

     "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services (excluding trade accounts payable incurred in the ordinary course with a maturity of not greater than 90 days),
(ii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) or (ii) above (excluding, in the case of the Company, obligations of the Company from time to time under (1) the Support Agreement dated as of November 1, 1980, between

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
the Company and Xerox Credit Corporation, as amended from time to time, and (2) the Support Agreement dated as of February 6, 1985, between Xerox Canada Inc. and Xerox Canada Finance Inc., as amended from time to time), and (iv) the amount of unfunded benefit liabilities as defined in Section 4001(a)(18) of ERISA under plans covered by Title IV of ERISA.

     "Defaulted Interest" has the meaning specified in Section 3.07.


     "Depositary" means, with respect to the Securities of any series issuable or issued, in whole or in part, in the form of a Global Security, the Person designated as Depositary by the applicable Issuer pursuant to Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute or statutes. Section and Title references to ERISA are to ERISA, as in effect at the date of this Indenture and any subsequent amendatory provision thereof.

     "Event of Default" has the meaning specified in Section 7.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute or statutes.

     "Federal Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

     "Fully Registered Security" means any Security registered as to principal and interest, if any.

     "Global Security" means a Security issued to evidence all or a part of any series of Securities which is executed by the applicable Issuer and authenticated by the Trustee and delivered to the Depositary or pursuant to the Depositary's instructions, and which the Guarantor executed, as applicable, the notation of any Guarantee pursuant to Article Fourteen, all in accordance with this Indenture and pursuant to an Issuer Order, which shall be registered in the name of the Depositary or its nominee and which shall represent the amount of uncertificated Securities of such series as specified therein.

     "Guarantee" means the irrevocable and unconditional guarantee by the Guarantor of any Security of any series of any Subsidiary Issuer authenticated and delivered (i) as contemplated by Section 3.01 and endorsed on such Security, if specified in a Board Resolution of the Guarantor, or (ii) otherwise pursuant to Article Fourteen.

     "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until any successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean any such successor Person.

     "Holder", when used with respect to any Security, means a Securityholder and, when used with respect to any coupon, means the bearer thereof.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

     "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.



     "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of an installment of interest, if any, on such Securities.

     "Issuer" means (i) any of the Persons named as an "Issuer" in the first paragraph of this instrument until any successor Person shall have become such pursuant to the applicable provisions of this Indenture in respect of any such Person, and thereafter "Issuer", in respect of such Person shall mean any such successor Person, and (ii) when used with respect to Securities, shall mean the Issuer of Securities of the relevant series.

     "Issuer Request" and "Issuer Order" means, with respect to Securities of a series, a written request or order signed in the name of the Issuer of such Securities or the Guarantor, if applicable, by any one of such Issuer's or the Guarantor's, if applicable, director, Chairman of the Board, President or a Vice President, and any one of such Issuer's or the Guarantor's, if applicable, Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary, or an Assistant Secretary, (or in each case by any persons holding similar offices) and delivered to the Trustee or any other Person, as required by this Indenture.

     "Majority Shareholder" means Rank Xerox Limited, or, if the Subscription Agreement shall then have been executed, either Rank Xerox Limited or Xerox Overseas, according to which of them shall, at the time any demand is served in accordance with the terms of the Subscription Agreement, be the majority shareholder of Xerox Capital.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Mortgage" has the meaning specified in Section 10.03

     "Officers' Certificate" means, with respect to an Issuer or the Guarantor, a certificate signed by any director, the Chairman of the Board, the President or a Vice President (as hereinafter defined), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of such Issuer or the Guarantor, as the case may be, and delivered to the Trustee in accordance with Section 314 of the TIA, to the extent applicable.

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
     "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of an Issuer or the Guarantor, and who shall be reasonably satisfactory to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02.

     "Original Subscription Agreement" means the Amended and Restated Subscription Agreement dated as of April 18, 1997 between Rank Xerox Limited and Xerox Capital.

     "Outstanding" when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

     (a) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (b) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the applicable Issuer or the Guarantor) in trust or set aside and segregated in trust by the applicable Issuer or the Guarantor (if such Issuer or the Guarantor shall be acting as its or their own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

     (c) such Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02 and (ii) Securities owned by any of the Issuers or the Guarantor or any other obligor upon the Securities or any Affiliate of any of the Issuers or the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not an Issuer or the Guarantor or any other obligor upon the Securities or any Affiliate of an Issuer or the Guarantor or such other obligor.

     "Paying Agent" means any Person authorized by any Issuer to pay the principal of, premium, if any, or interest, if any, on any Securities on behalf of such Issuer.

     "Person" means any individual, corporation (including a business trust), partnership, joint venture, joint-stock company, trust, unincorporated association or other entity, or the United States or a foreign state or a political subdivision of either thereof or any agency of the United States or such state or subdivision.

     "Place of Payment" means a city or any political subdivision thereof designated as such in Section 3.01.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Principal Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of initial execution of this Indenture, is 120 Wall Street, New York, New York 10043.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.


     "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in such Security at which it is to be redeemed pursuant to this Indenture.

     "Registered Coupon Security" means any Coupon Security registered as to principal.

     "Registered Holder", when used with respect to a Registered Security, means the person in whose name such Security is registered in the Security Register.

     "Registered Security" means any Security registered in the Security
Register.

     "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".

     "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

     "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security.

     "Responsible Officer", when used with respect to the Trustee means any officer within the Corporate Trust and Agency Group (or any successor group) of the Trustee including any vice president, assistant vice president, assistant secretary, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge or any familiarity with the particular subject.

     "Restricted Subsidiary" means any Subsidiary of the Company from time to time having a Consolidated Net Worth of at least $100,000,000; provided, however, that each of Xerox Financial Services, Inc., Xerox Credit Corporation and any other corporation principally engaged in any business or businesses other than development, manufacture and/or marketing of (x) business equipment (including, without limitation, reprographic, computer (including software) and facsimile equipment), (y) merchandise or (z) services (other than financial services) shall be excluded as a "Restricted Subsidiary" of the Company.

     "Securities" has the meaning stated in the first recital of this Indenture and shall mean any Securities authenticated and delivered pursuant to this Indenture.

     "Securitization" means, with respect to any Subsidiary Issuer, any financing (whether or not by such Subsidiary Issuer, involving the transfer, assignment or charging for fair value of lease, trade and/or finance receivables and whether or not involving the issue of securities) where payments of principal and interest thereunder are derived principally either directly or after conversion through one or more interest rate and/or currency swap agreements from moneys receivable (for a fair value) under or in connection with such lease, trade and/or finance receivables and where the proceeds of such financing are applied in repayment of debt and/or invested in assets.

     "Securityholder" means a bearer of an Unregistered Security or a Registered Holder of a Registered Security.

     "Security Register" has the meaning specified in Section 3.05.

     "Security Registrar" means the Person who keeps the Security Register specified in Section 3.05.

     "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3.07) means the date fixed by the Trustee pursuant to Section 3.07.

     "Stated Maturity", when used with respect to any Security, or any installment of principal thereof or interest, if any, thereon, means the date specified in such Security as the fixed date on which the principal of such Security, or such installment of principal or interest, if any,, is due and payable.

     "Subscription Agreement" means the proposed Amended and Restated Subscription Agreement expected to be among Rank Xerox Limited, Xerox Overseas and Xerox Capital.

     "Subsidiary" means, as to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Unregistered Security" means any Coupon Security, or bearer Security, not registered as to principal.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     SECTION 1.02. Compliance Certificates and Opinions. Except as provided by
Section 5.04, any certificate required by this Indenture or the TIA to be delivered by an Issuer or the Guarantor to the Trustee shall be signed by a director, the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of such Issuer or the Guarantor and be in compliance with Section 314 of the TIA, to the extent applicable.

     Any opinion of counsel required by this Indenture or the TIA to be delivered by or on behalf of an Issuer or the Guarantor to the Trustee shall be in compliance with Section 314 of the TIA, to the extent applicable, and be provided by counsel to such Issuer or the Guarantor, who may (except as otherwise expressly provided in this Indenture or in the TIA) be an employee of any of the Issuers or the Guarantor, and who shall be reasonably satisfactory to the Trustee.

     SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of a director or an officer of an Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such director or officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, a director or directors or an officer or officers of an Issuer or the Guarantor stating that the information with respect to such factual matters is in the possession of such Issuer or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.04. Acts of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing or by the record of the holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Thirteen; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or any such record is delivered to the Trustee, and, where it is hereby expressly required, to the applicable Issuer and the Guarantor. Such instrument or instruments or such record (and the action embodied therein and evidenced thereby) is herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments or voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee, such Issuer and the Guarantor, if made in the manner provided in this Section. The record of any Securityholders' meeting shall be proved in the manner provided in Section 13.07 and the record so proved shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee, the applicable Issuer and the Guarantor, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Registered Securities shall be proved by the Security Register.

     (d) The amount of Unregistered Securities held by any Person executing any such instrument or writing as a Securityholder, and the numbers of such Unregistered Securities, and the date of his holding the same, may be proved by the production of such Securities or by a certificate executed by any trust company, bank, banker or member of a national securities exchange (wherever situated), as depositary, if such certificate is in form satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Unregistered Security therein described; or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as a Securityholder, if such certificate or affidavit is in a form satisfactory to the Trustee. The Trustee, the applicable Issuer and the Guarantor may assume that such ownership of any Unregistered Security continues until (i) another certificate bearing a later date issued in respect of the same Unregistered Security is produced, or (ii) such Unregistered Security is produced by some other Person, or (iii) such Unregistered Security is registered as to principal or is surrendered in exchange for a Fully Registered Security, or (iv) such Unregistered Security has been cancelled in accordance with Section 3.09.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Trustee or the applicable Issuer or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

     (f) The applicable Issuer or the Guarantor may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 6.01 prior to such solicitation. If a record date is fixed, those Persons who were Holders of Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date; provided, however, that unless such vote or consent is obtained from the Holders (or their designated proxies) of the requisite principal amount of Outstanding Securities prior to the date which is the 120th day after such record date, any such vote or consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

     SECTION 1.05. Notices, etc., to Trustee, Issuers and Guarantor. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

     (1) the Trustee by any Securityholder or by an Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Principal Corporate Trust Office, or

     (2) an Issuer or the Guarantor by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (except as provided in Section 7.01(4)) if in writing and mailed, first-class, postage prepaid, to such Issuer or the Guarantor addressed to such party at the respective addresses of their principal offices specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by such Issuer or the Guarantor.

     SECTION 1.06.     Notices to Securityholders; Waiver.  Where this
Indenture or any Security provides for notice to Holders of any event, (1) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein or in such Securities expressly provided) if in writing and mailed, first-class, postage prepaid, to each Registered Holder of such Securities, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice and (2) if any of the Securities affected by such event are Unregistered Securities, such notice shall be sufficiently given (unless otherwise herein or in such Securities expressly provided) if published once in an Authorized Newspaper in the Place of Payment or, if such Unregistered Securities are listed on the Luxembourg Stock Exchange and if so requested by such exchange, in Luxembourg, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by any Security or this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impracticable to mail notice of any event to the Holders of Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee, the applicable Issuer or the Guarantor shall be deemed to be a sufficient giving of such notice.

     SECTION 1.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.08. Successors and Assigns. All covenants and agreements in this Indenture by the Issuers or the Guarantor shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.09. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.10. Benefits of Indenture. Nothing in this Indenture or in the Securities or in the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, the Security Registrar and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.11. Legal Holidays. Except as may otherwise be provided with respect to Securities of any series, in any case where the date of any Interest Payment Date or Redemption Date or Repayment Date or the Maturity of any Security or any date on which any Defaulted Interest is proposed to be paid or the date on or by which any other action (including a date for giving notice) is proposed or required to be taken shall not be a Business Day in a Place of Payment, then payment of the principal of, premium, if any, or interest, if any, on any Securities may be made, and such action may be taken, on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date or Redemption Date or Repayment Date or Maturity or on the date on which Defaulted Interest is proposed to be paid or taken or the nominal date on or by which such action is proposed or required to be taken, as the case may be, and no interest shall accrue on the payment so deferred for the period from and after any such nominal date.

     SECTION 1.12. GOVERNING LAW. THIS INDENTURE, THE SECURITIES AND THE GUARANTEES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND ANY SUCCESSOR STATUTE OR STATUTES); PROVIDED, HOWEVER, THAT ALL MATTERS GOVERNING THE AUTHORIZATION AND EXECUTION OF THIS INDENTURE AND THE SECURITIES BY EACH SUBSIDIARY ISSUER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE JURISDICTION OF ORGANIZATION OF SUCH SUBSIDIARY ISSUER.

     SECTION 1.13. Submission to Jurisdiction; Appointment of Agent for Service of Process. Each Subsidiary Issuer submits for the exclusive benefit of the Holders of its Securities to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in New York City, the Borough of Manhattan solely for the purpose of any legal action or proceeding brought to enforce rights under its Securities and this Indenture. As long as any of its Securities remains Outstanding (unless all payments are then being made by the Guarantor), each Subsidiary Issuer shall either have an authorized agent or maintain an office in New York State upon whom process may be served in any such legal action or proceeding. Service of process upon any Subsidiary Issuer at its office or upon its agent with written notice of such service mailed or delivered to such Subsidiary Issuer shall to the fullest extent permitted by applicable law be deemed in every respect effective service of process upon such Subsidiary Issuer in any such legal action or proceeding. Each Subsidiary Issuer hereby appoints the Company, Xerox Square, 100 Clinton Avenue South, Rochester, New York, 14644, U.S.A., Attention: General Counsel, as its agent in New York State for such purpose, any the Company accepts such appointment. Each Subsidiary Issuer covenants and agrees that service of process in any legal action or proceeding may be made upon it at its office, or upon its agent in New York State. Each Subsidiary Issuer irrevocably waives (and irrevocably agrees not to raise) any objection which it may now have or hereafter to the laying of venue of any such actions or proceedings in any such court referred to in this paragraph and any claim that any such actions or proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any action or proceeding brought in any court referred to in this paragraph shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

     SECTION 1.14 Trust Indenture Act. This Indenture is subject to the TIA and if any provision hereof limits, qualifies or conflicts with the TIA, the TIA shall control.

     SECTION 1.15 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 1.16 Securities Denominated in a Currency Other Than United States Dollars. For the purposes of calculating the principal amount of Securities denominated in a currency other than U.S. dollars (including units consisting of multiple currencies) for any purpose under this Indenture the principal amount of such Securities at any time Outstanding shall be deemed to be that amount of U.S. dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for such currency into U.S.
dollars as of the date of any such calculation.

                                 ARTICLE TWO

                                SECURITY FORMS

     SECTION 2.01. Forms Generally. The Securities of each series and the certificates of authentication thereon shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

     The definitive Securities, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or otherwise or may be produced in any other manner as the applicable Issuer may elect, to the extent, if such Securities are listed thereon, permitted by the rules of any securities exchange, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     SECTION 2.02. Forms of Securities. Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the applicable Issuer shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved by or pursuant thereto, or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by a certificate signed by a Responsible Officer of the Trustee and delivered to the applicable Issuer or by the execution by the Trustee of the certificate of authentication thereon.

     If any Security of a series is issuable as a Global Security (in whole or in part), such Global Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges or may from time to time be increased to reflect the issuance of additional uncertificated Securities of such series. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee pursuant to such instructions and in such manner as shall be specified in such Global Security or in or pursuant to the Issuer Order to be delivered to the Trustee pursuant to
Section 3.03.

     If Article Fourteen is to be applicable to Securities of any series, the Securities of each such series shall bear a notation of the Guarantees in substantially the form set forth in Section 2.04. For any other series of Securities, the Guarantees shall be endorsed on the Securities and shall be substantially in the form established by or pursuant to a Board Resolution of the Guarantor in accordance with Section 3.01 or one or more indentures supplemental hereto. Notwithstanding the foregoing, the notation of the Guarantees to be endorsed on the Securities of any series may have such appropriate insertions, omissions, substitutions and other corrections from the forms thereof referred to above as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers delivering the same, in each case as evidenced by such delivery.

     SECTION 2.03. Form of Trustees Certificate of Authentication. The Trustee's certificate of authentication for any Security issued pursuant to this Indenture shall be substantially in the following form:

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities, of the series designated herein, described in the within mentioned Indenture.

                                       CITIBANK, N.A.,
                                       AS TRUSTEE


Dated:                                 By. . . . . . . . . . . . . . . . . .
                                                 Authorized Signatory




     SECTION 2.04. Form of Notation of Guarantees. XEROX CORPORATION, a New York corporation (the "Guarantor", which term includes any successor thereto under the Indenture (the "Indenture") referred to in the Security on which this notation is endorsed) has unconditionally guaranteed, pursuant to the terms of the Guarantees contained in Article Fourteen of the Indenture, the due and punctual payment of the principal of and any premium and interest on this Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, early repayment or otherwise, in accordance with the terms of this Security and the Indenture.

     The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantees.

     The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantees is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.



                                ARTICLE THREE

                                THE SECURITIES

     SECTION 3.01. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to Board Resolutions of the applicable Issuer and the Guarantor.

     The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such series. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series up to the maximum aggregate principal amount authorized at the time the series is reopened. There shall be established in or pursuant to Board Resolutions of the applicable Issuer and the Guarantor, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

     (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to this Article Three, Article Four or Article Nine);

     (3) the date or dates or the periodic intervals on which the principal and premium, if any, of the Securities of such series is payable, or the method of determination thereof;

     (4) the rate or rates (which may be fixed or variable), or the method of determination thereof, at which the Securities of such series shall bear interest, if any, which, if so provided in or pursuant to the authority granted by the Board Resolutions of the applicable Issuer or the Guarantor with respect to such series, may be determined by such Issuer or Guarantor from time to time and set forth in the Securities of such series issued from time to time, the date or dates from which such interest shall accrue, or the method of determination thereof, the Interest Payment Dates on which such interest shall be payable and the record dates, if any, for the determination of Holders to whom interest is payable;

     (5) the place or places where the principal of, and premium, if any, and interest, if any, if other than as set forth in Section 3.01, on Securities of such series shall be payable;

     (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the applicable Issuer or pursuant to any sinking fund or otherwise;

     (7) the obligation, if any, of the applicable Issuer to redeem, purchase or repay Securities of such series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

     (8) if other than denominations of $1,000 and integral multiples thereof, the denominations in which Securities of such series shall be issuable;

     (9) whether the Securities of the series shall be issued (a) as other than Fully Registered Securities or (b) in whole or in part in the form of a Global Security or Securities and, in such case, (i) the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other definitive Securities, (ii) the Depositary for such Global Security or Securities and (iii) whether such Global Security shall be definitive or temporary;

     (10) if the Securities of such series will be entitled to the benefits of the Guarantees afforded by Article Fourteen or, if not, the form of the Guarantees to be endorsed on the Securities of such series;

     (11) if other than the principal amount thereof, the portion of the principal amount of an Original Issue Discount Security which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 7.02; and

     (12) any and all other terms of such series, including denominations of securities in currencies other than U.S. dollars (including units consisting of multiple currencies) and including any election as to any optional provision, which shall be necessary to complete the form of Security for such series, which shall be one of the forms approved or established pursuant to Section 2.02 hereof (which terms shall not be inconsistent with the provisions of this Indenture).

     The principal of, premium, if any, and interest, if any, on the Securities shall be payable at the office or agency of the applicable Issuer or the Guarantor in the Borough of Manhattan, The City of New York, unless the form of any such Security shall designate a different place of payment (any such office or place of payment being herein called the "Place of Payment"); provided, however, and unless otherwise provided in the form of Security for any series approved or established pursuant to Section 2.02, that payment of interest, if any, with respect to Registered Securities may be made at the option of the applicable Issuer or the Guarantor by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.

     SECTION 3.02. Denominations. The Securities of each series shall be issuable in such form and denominations as shall be specified in the form of Security for such series approved or established pursuant to Section 2.02 or in the Officers' Certificate delivered pursuant to Section 3.01. In the absence of any specification with respect to the Securities of any series, the Securities of such series shall be issuable only as Fully Registered Securities without coupons in denominations of $1,000 and any integral multiple thereof.

     SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of applicable Issuer and any Guarantees to be endorsed on the Securities shall be executed on behalf of the Guarantor by the Chairman of the Board, the President or one of the Vice Presidents and by the Secretary or one of the Assistant Secretaries of such Issuer or the Guarantor. Interest coupons appertaining to a Coupon Security shall be executed on behalf of by its Chairman of the Board, its President or one of its Vice Presidents. The signatures of any or all of these officers on the Securities and the Guarantees, as the case may be, may be manual or facsimile.
The notation of any Guarantees endorsed on the Securities shall be executed as provided in Section 2.04.

     Securities and the Guarantees, as the case may be, bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the applicable Issuer or the Guarantor shall bind such Issuer or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Guarantees or did not hold such offices at the date of such Securities or Guarantees.

     At any time and from time to time after the execution and delivery of this Indenture, the applicable Issuer may deliver Securities of any series executed by it bearing the notation of any Guarantees pursuant to Article Fourteen or having any Guarantees endorsed thereon, as applicable, in each case, executed by the Guarantor, to the Trustee for authentication together with an Issuer Order for authentication and delivery of such Securities; and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise, without further action by such Issuer. If all the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Issuer Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series such as interest rate, maturity date, date of issuance and date from which interest, if any, shall accrue, in which case it shall not be necessary to deliver additional Issuer Orders with respect to Securities of the same series.

     Prior to any such authentication and delivery, the Trustee shall be entitled to receive and shall be fully protected in relying upon:

          (1) the Opinion of Counsel to be furnished to the Trustee pursuant to Section 314(c)(2) of the TIA with the Officers' Certificate relating to the issuance of any series of Securities;

          (2) a Board Resolution relating thereto, certified by the Secretary or an Assistant Secretary of the applicable Issuer and the Guarantor, as applicable;

          (3) an executed supplemental indenture, if any, relating thereto; and

          (4)     an Opinion of Counsel which shall state

                  (a) all instruments furnished to the Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

                  (b) all laws and requirements with respect to the form and execution by the applicable Issuer and, if applicable, the Guarantor of the supplemental indenture, if any, have been complied with, such Issuer and, if applicable, the Guarantor have corporate powers to execute and deliver any such supplemental indenture and have taken all necessary corporate actions for those purposes and any such supplemental indenture has been duly executed and delivered by such Issuer and, if applicable, the Guarantor and constitutes the legal, valid and binding obligations of such Issuer and, if applicable, the Guarantor, enforceable against such Issuer and, if applicable, the Guarantor, in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general equity principles);

                  (c) the form and terms or the procedure for determining the terms of such Securities have been established in conformity with the provisions of this Indenture;

                  (d) subject to such conditions as may be set forth in said Opinion of Counsel, all laws and requirements with respect to the execution and delivery by the applicable Issuer of such Securities and, if applicable, the Guarantees by the Guarantor, have been complied with, such Issuer and, if applicable, the Guarantor have the corporate power to issue such Securities and, if applicable, the Guarantees, and such Securities and, if applicable, the Guarantees, have been duly authorized by such Issuer and, if applicable, the Guarantor and, assuming due execution by such Issuer and, if applicable, the Guarantor and due authentication and delivery by the Trustee, will constitute legal, valid and binding obligations of such Issuer and, if applicable, the Guarantor enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles, and will be entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding;

                 (e) the amount of Securities Outstanding, including such Securities, does not exceed the amount at the time permitted by law or under the terms of this Indenture;

                 (f)      the Indenture is qualified under the Trust Indenture
          Act; and

                 (g) subject to such conditions as may be set forth in said Opinion of Counsel, the issuance of the Securities does not contravene the charter or by-laws of the applicable Issuer or, if applicable, the Guarantor and does not violate the terms or provisions of this Indenture or of any indenture, mortgage or other agreement known to such counsel to which such Issuer and, if applicable, the Guarantor is a party.

     If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the documents specified in (1), (2), (3) and
(4) immediately above at the time of issuance of each Security, but such documents, with appropriate modifications, shall be delivered at or prior to the time of issuance of the first Security of such series.

     The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities, the Guarantees and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. The Trustee shall not be required to authenticate Securities denominated in a coin or currency other than U.S. dollars if the Trustee reasonably determines that such Securities impose duties or obligations on the Trustee which the Trustee is not able or reasonably willing to accept.

     Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

     Subject to Section 3.11, each Depositary designated pursuant to Section
3.01 or this Section 3.03 for a Global Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act, or any other applicable statute or regulation.

     If at any time the Depositary for Global Securities of a series notifies the applicable Issuer in writing that it is unwilling or unable to continue as Depositary for the Global Securities of such series or if at any time the Depositary for the Global Securities for such series shall no longer be eligible under this Section 3.03 or in good standing under the Exchange Act, or other applicable statute or regulation, such Issuer shall appoint a successor Depositary with respect to the Securities for such series. If a successor Depositary for the Securities of such series is not appointed by such Issuer within 90 days after such Issuer receives such notice or becomes aware of such ineligibility, such Issuer will execute, and the Guarantor will execute, as applicable, the notation of any Guarantees pursuant to Article Fourteen or any Guarantees endorsed on, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities, having the notation of any Guarantees pursuant to Article Fourteen or any Guarantees endorsed thereon.

     The applicable Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more

Global Securities shall no longer be represented by such Global Security or Securities. In such event, such Issuer will execute, and the Guarantor will execute, as applicable, the notation of any Guarantees pursuant to Article Fourteen or any Guarantees endorsed on, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities, having the notation of any Guarantees pursuant to Article Fourteen or any Guarantees endorsed thereon.

     If specified by the applicable Issuer pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to such Issuer, the Trustee and such Depositary. Thereupon, the applicable Issuer shall execute, and the Guarantor will execute, as applicable, the notation of any Guarantees pursuant to Article Fourteen or any Guarantees endorsed on, and the Trustee, upon receipt of an Issuer Order, shall authenticate and deliver without service charge to the Holders, (i) to the Depositary or to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security, having the notation of any Guarantees pursuant to Article Fourteen or any Guarantees endorsed thereon; and (ii) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of securities delivered pursuant to clause (i) hereof, having the notation of any Guarantees pursuant to Article Fourteen or any Guarantees endorsed thereon.

     No Security or Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security or Guarantee has been duly authenticated and delivered hereunder.

     SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities of any series, the applicable Issuer may execute, and the Guarantor may execute, as applicable, the notation of any Guarantees pursuant to Article Fourteen or any Guarantees endorsed on, and upon receipt of the documents required by Sections 3.01 and 3.03, together with an Issuer Order , the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities or Guarantees or notations of the Guarantees pursuant to Article Fourteen, as applicable, may determine, as conclusively evidenced by their execution of such Securities or Guarantees or notations, as the case may be.

     If temporary Securities of any series are issued, the applicable Issuer will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of such Issuer in the Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the applicable Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article Fourteen or the Guarantees endorsed on, and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations and of the same tenor. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     SECTION 3.05. Registration, Registration of Transfer and Exchange. Each of the Issuers shall keep or cause to be kept a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, such Issuer shall provide for the registration of each series of Registered Securities and the registration of transfers of Registered Securities of such series. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by such Issuer as provided in Section 5.02.

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the applicable Issuer in the Place of Payment or at the Principal Corporate Trust Office, such Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article Fourteen or the Guarantees endorsed on, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of such series of any authorized denominations and of a like tenor, aggregate principal amount and Stated Maturity and the notation of any Guarantees pursuant to Article Fourteen or the Guarantees endorsed thereon.

     Notwithstanding any other provision of this Section 3.05, unless and until it is exchanged in whole or in part for Securities in a definitive form, a Global Security representing all or a portion of the Securities of a series, and the notation of any Guarantees pursuant to Article Fourteen or the Guarantees endorsed thereon, may not be transferred except as a whole by the Depositary of such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary of such series or a nominee of such successor Depositary, and any such Global Security shall contain a legend to the following effect: "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS

WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Definitive Securities issued in exchange for a Global Security pursuant to Section 3.03 shall be registered in such names and in such authorized denominations and delivered to the Depositary or to such addresses as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Depositary or to the persons in whose names such Securities are so registered.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of such series, of any authorized denominations and of a like tenor, aggregate principal amount and Stated Maturity and the notation of any Guarantees pursuant to Article Fourteen or the Guarantees endorsed on, upon surrender of the Registered Securities to be exchanged at the office or agency of the applicable Issuer in the Place of Payment or at the Principal Corporate Trust Office. Whenever any Registered Securities are so surrendered for exchange, the applicable Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article Fourteen or the Guarantees endorsed on, and the Trustee shall authenticate and deliver, the Registered Securities which the Securityholder making the exchange is entitled to receive.

     Upon presentation for registration of any Unregistered Security of any series which by its terms is registrable as to principal at the office or agency of the applicable Issuer in the Place of Payment or at the Principal Corporate Trust Office, such Security shall be registered as to principal in the name of the Holder thereof and such registration shall be noted on such Security. Any Security so registered shall be transferable on the Security Register, upon presentation of such Security at such office or agency for similar notation thereon, but such Security may, to the extent and under the circumstances specified pursuant to Section 3.11, be discharged from registration by being in like manner transferred to bearer, whereupon transferability by delivery shall be restored. Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

     Coupon Securities shall be transferable by delivery except while registered as to principal. Registration of any Coupon Security shall not affect the transferability by delivery of the coupons appertaining thereto, which shall continue to be payable to bearer and transferable by delivery.

     At the option of the Holder thereof, Coupon Securities of any series which by their terms are registrable as to principal and interest may be exchanged for Fully Registered Securities of such series of any authorized denominations and of a like aggregate principal amount and Stated Maturity and with the notation of any Guarantees pursuant to Article Fourteen or the Guarantees endorsed thereon, upon surrender of the Coupon Securities to be exchanged at such office or agency with all unmatured coupons and all matured coupons in default thereto appertaining, and upon payment, if the applicable Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof and to the extent and under the circumstances specified pursuant to Section 3.11, Fully Registered Securities of any series, which by their terms provide for the issuance of Coupon Securities, may be exchanged for Coupon Securities or Fully Registered Securities of such series, of any authorized denominations and of a like tenor, aggregate principal amount and Stated Maturity and with the notation of any Guarantees pursuant to Article Fourteen or the Guarantees endorsed thereon, upon surrender of the Securities to be exchanged at such office or agency, and upon payment if shall so require of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the applicable Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities and any Guarantees issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the applicable Issuer and the Guarantor, respectively, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange and any Guarantees thereof.

     Every Registered Security presented or surrendered for registration of transfer, exchange, redemption or repayment shall (if so required by the applicable Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to such Issuer and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

     Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the applicable Issuer may (unless otherwise provided in such Securities) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 4.07, or 9.06 not involving any transfer.

     The applicable Issuer shall not be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of selection of Securities of such series to be redeemed under Section 4.03 and ending at the close of business on the day of the mailing of a notice of redemption of Securities of such series so selected for redemption, or (ii) to register the transfer or exchange of any Securities so selected for redemption in whole or that part of any Security so selected in the case of Securities selected for redemption in part.

     SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If (i) any mutilated Security or any Security to which a mutilated coupon is annexed is surrendered to the Trustee, or if the applicable Issuer, the Guarantor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security or any coupon appurtenant to a Coupon Security, and (ii) there is delivered to the applicable Issuer, the Guarantor, the Trustee and the Security Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to such Issuer and the Trustee that such Security or coupon has been acquired by a bona fide purchaser, such Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article Fourteen or the Guarantees endorsed on, and upon such Issuer's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or the Coupon Security to which such mutilated, destroyed, lost or stolen coupon appertains, a new Security of the same series and of like tenor and principal amount, having the notation of any Guarantees pursuant to Article Fourteen or the Guarantees endorsed thereon, as applicable, and bearing a number not contemporaneously Outstanding.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the applicable Issuer or the Guarantor, each in its own discretion, may, instead of issuing a new Security, pay such Security or coupon.

     Upon the issuance of any new Security under this Section, the applicable Issuer or the Guarantor, as the case may be, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security (and appurtenant coupon) issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or coupon, and any Guarantees thereof, shall constitute an original additional contractual obligation of the applicable Issuer and the Guarantor, whether or not the destroyed, lost or stolen Security or coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and coupons and Guarantees of the same series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

     SECTION 3.07. Payment of Interest; Interest Rights Preserved. Interest on any Fully Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall unless otherwise provided in such Security be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered on the Regular Record Date for such interest. Subject to the penultimate paragraph of this Section, interest on any Unregistered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Holder of such Unregistered Security, or the coupon appertaining thereto, as the case may be.

     Any interest on any Fully Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder of such Fully Registered Security, on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest shall be paid by the applicable Issuer or the Guarantor, at its election in each case, as provided in Clause (1) or Clause (2) below:

          (1) The applicable Issuer or the Guarantor may elect to make payments of any Defaulted Interest to the Persons in whose names any such Fully Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. Such Issuer or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Fully Registered Security and the date of the proposed payment, and at the same time such Issuer or the Guarantor shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify such Issuer or the Guarantor of such Special Record Date and, in the name and at the expense of such Issuer or the Guarantor, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Fully Registered Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of such Issuer or the Guarantor, notify Fully Registered Holders by causing a similar notice to be published at least once in an Authorized Newspaper in the Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Fully Registered Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The applicable Issuer or the Guarantor may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that series may be listed, and upon such notice as may be required by such exchange, if, after notice given by such Issuer or the Guarantor to the Trustee of the proposed payment pursuant to this Clause; such payment shall be deemed practicable by the Trustee.

     Any Defaulted Interest payable in respect of any Security which is not a Fully Registered Security shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination as between the Holders of Fully Registered Securities and other Securities of the same series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of such Issuer or the Guarantor, by publication at least once in any Authorized Newspaper in the Place of Payment, subject to Section 1.06.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 3.08. Persons Deemed Owners. Prior to and at the time of due presentment for registration of transfer of any Registered Security, the applicable Issuer, the Guarantor, the Trustee and any agent of such Issuer, the Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, on, and, if such Registered Security is a Fully Registered Security (subject to Section 3.07) interest, if any, on, such Registered Security, and for all purposes whatsoever (except the payment of coupons appertaining to any Registered Coupon Security and the payment of interest, if any, payable on presentation of any temporary Security), whether or not such Registered Security be overdue, and neither such Issuer, the Guarantor, the Trustee nor any agent of such Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary. The applicable Issuer, the Guarantor, the Trustee and any agent of such Issuer, the Guarantor or the Trustee may treat the Holder of any Unregistered Security or the Holder of any coupon, whether or not the Security to which such coupon appertains be registered, as the owner of such Unregistered Security or coupon for the purpose of receiving payment thereof and for all other purposes whatsoever, whether or not such Unregistered Security or coupon be overdue, and neither such Issuer, the Guarantor, the Trustee nor any agent of such Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

     None of Issuers, the Guarantor, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests and they shall be protected in acting or refraining from acting on any such information provided by the Depositary.

     SECTION 3.09. Cancellation. All Securities surrendered for payment, registration of transfer, exchange, repayment or redemption, and all coupons surrendered for payment, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and coupons, and Securities and coupons surrendered directly to the Trustee for any such purpose, shall be promptly canceled by it. Any Issuer or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which such Issuer or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture or such Securities. All canceled Securities and coupons held by the Trustee shall be disposed of in accordance with its standard procedures and the Trustee shall furnish to the applicable Issuer and the Guarantor a certificate of disposition or, at the written request of such Issuer and the Guarantor, the Trustee shall deliver such cancelled Securities to the applicable Issuer or the Guarantor. If the applicable Issuer or the Guarantor shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

     SECTION 3.10. Computation of Interest. Except as otherwise specified in the form of Security for any series approved or established pursuant to Section 2.02 or in the Officers' Certificate delivered pursuant to Section 3.01 with respect to Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 3.11. Compliance with Certain Laws and Regulations. If any Unregistered Securities are to be issued in any series of Securities, the applicable Issuer and the Guarantor will provide for arrangements and procedures reasonably designed pursuant to then applicable laws and regulations, if any, to ensure that Unregistered Securities are sold or resold (in connection with their original issuance), exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to such Issuer or the Guarantor.

                                 ARTICLE FOUR

                    REDEMPTION AND REPAYMENT OF SECURITIES

     SECTION 4.01. Applicability of Article. Any of the Issuers may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series of such Issuer, either by optional redemption, sinking fund or otherwise, by provision therefor in the form of Security for such series approved or established pursuant to Section 2.02 and on such terms as are specified in such form or the Officers' Certificate delivered pursuant to
Section 3.01 or the indenture supplemental hereto as provided in Section 3.01 with respect to Securities of such series. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, in accordance with this Article.

     SECTION 4.02. Election to Redeem; Notice to Trustee. The election of an Issuer to redeem any Securities of such Issuer redeemable at the option of such Issuer shall be evidenced by a Board Resolution of such Issuer and/or by an Officers' Certificate made pursuant to a Board Resolution of such Issuer. In the case of any redemption at the election of an Issuer of less than all the Securities of any series of such Issuer, such Issuer shall notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed not less than 45 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

     SECTION 4.03. Selection by Trustee of Securities to be Redeemed. To the extent that the Securities of a given series have different terms, the applicable Issuer in its sole and absolute discretion shall select the Securities to be redeemed if less than all of the series are to be redeemed. If less than all the Securities of a given series having the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not less than 35 nor more than 45 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series having such terms not previously called for redemption, pro rata or by lot or by such method as the Trustee shall deem fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities of such series may be then listed) and which may provide for the selection for redemption of portions of the principal of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of such series. Unless otherwise provided by the terms of the Securities of any series so selected for partial redemption, the portions of the principal of Securities of such series so selected for partial redemption shall be equal to $1,000 or an integral multiple thereof and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

     If less than all of the Securities of a given series having different terms are to be redeemed, the applicable Issuer shall notify the Trustee of the Securities to be redeemed not less than 45 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee. If less than all the Securities of a series having the same terms are to be redeemed, the Trustee shall promptly notify the applicable Issuer in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed. The Trustee shall notify the applicable Issuer promptly of the Securities or portions of Securities to be redeemed.

     SECTION 4.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 1.06, not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed at his address appearing in the Security Register.

     All notices of redemption shall state:

     (1)     the Redemption Date,

     (2)     the Redemption Price,

     (3) the CUSIP number; provided, that such notice shall state to the effect that no representation is made as to the correctness of any such CUSIP number, either as printed on the Security or as contained in any such notice, and that reliance may be placed only on the other identification numbers printed on the Securities and any redemption shall not be affected by any defect in or omission of such numbers,

     (4)     the name and address of the Paying Agent,

     (5) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed,

     (6) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest, if any, thereon shall cease to accrue on and after said date,

     (7) the place where such Securities and all coupons, if any, are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the applicable Issuer in the Place of Payment,

     (8) that the redemption is on account of a sinking fund, if that be the case.

     Notice of redemption of Securities to be redeemed at the election of any of the Issuers shall be given by the applicable Issuer or, at such Issuer's request, by the Trustee in the name and at the expense of such Issuer.

     SECTION 4.05. Deposit of Redemption Price. On or prior to any Redemption Date, but, in any event, not later than (i) 12:00 noon New York City time on the applicable Redemption Date for Securities payable only in the United States, or
(ii) the close of business on the Business Day prior to the applicable Redemption Date for Securities with a Place of Payment outside the United States, the applicable Issuer shall deposit with the Trustee or with a Paying Agent in immediately available funds (or, if such Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Redemption Price of, which shall include any premium, if any, and interest, if any, payable on, all the Securities which are to be redeemed on that date.

     SECTION 4.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on such date (unless the applicable Issuer shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with said notice, such Securities shall be paid by the applicable Issuer at the Redemption Price. In the case of Fully Registered Securities, unless otherwise provided in such Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Fully Registered Securities registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by such Security, or as otherwise provided in such Security.

     SECTION 4.07. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the applicable Issuer in the Place of Payment (with, if the applicable Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to such Issuer and the Trustee duly executed by, the Holder of any Registered Security or his attorney duly authorized in writing) and the applicable Issuer shall execute, the Guarantor shall execute the notation of the Guarantees pursuant to Article Fourteen or the Guarantees endorsed on, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, tenor and Stated Maturity of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

     SECTION 4.08. Provisions with Respect to any Sinking Funds. If the form or terms of any series of Securities shall provide that, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the applicable Issuer may at its option (1) deliver to the Trustee for cancellation any Securities of such series theretofore acquired by such Issuer, or (2) receive credit for any Securities of such series (not previously so credited) acquired by such Issuer and theretofore delivered to the Trustee for cancellation or redeemed other than through the mandatory sinking fund, then (i) Securities so delivered, redeemed or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such series of Securities, such Issuer will deliver to the Trustee (A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by the delivery or credit of Securities of such series acquired or so redeemed by such Issuer, and (B) any Securities to be so delivered, to the extent not previously surrendered. Such Officers' Certificate shall also state that the Securities for which such Issuer elects to receive credit have not been previously so credited and were not acquired by such Issuer through operation of the mandatory sinking fund, if any, provided with respect to such Securities or are required to be delivered to the Trustee pursuant to Section 3.09 and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing. All Securities so delivered to the Trustee shall be canceled by the Trustee and no Securities shall be authenticated in lieu thereof.

     If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $50,000 (or a lesser sum if the applicable Issuer shall so request), unless otherwise provided by the terms of such series of Securities, said cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 4.06. The Trustee shall select, in the manner provided in
Section 4.03, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize said cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 4.04 (and with the effect provided in Section 4.06) for the redemption of Securities in part at the option of the applicable Issuer. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 4.08. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

     On or before each sinking fund Redemption Date provided with respect to Securities of any series, the applicable Issuer shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this
Section 4.08.

     SECTION 4.09. Applicability of Early Repayment Provisions. Repayment of Securities of any series of any Issuer before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Section and Sections 4.10, 4.11, 4.12 and 4.13.

     SECTION 4.10. Repayment of Securities. Securities of any series of any Issuer subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in the terms of such Securities. On or before the Repayment Date, the applicable Issuer will deposit with the Trustee or with a Paying Agent (or, if such Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Repayment Price of all the Securities which are to be repaid on such date.

     SECTION 4.11. Exercise of Option. Unless otherwise provided in the terms of such Securities, to be repaid at the option of the Holder, (a) in the case of any definitive Security so providing for such repayment, such Security, together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder, or (b) in the case of any Global Security so providing for such repayment, such notice or notices as may be set forth therein, must be received by the Trustee or any other Person designated by the applicable Issuer at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which such Issuer shall from time to time notify the Holders of such Securities) not earlier than 30 days nor later than 15 days (unless a shorter notice shall be satisfactory to the Trustee) prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of $1,000 unless otherwise specified in the terms of such Security, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part, if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the applicable Issuer.

     SECTION 4.12. When Securities Presented for Repayment Become Due and Payable. If Securities of any series of any Issuer providing for repayment at the option of the Holders thereof shall have been surrendered as provided in
Section 4.11 and as provided by the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by such Issuer on the Repayment Date therein specified, and on and after such Repayment Date (unless such Issuer shall default in the payment of such Securities on such Repayment Date) interest, if any, on such Securities or the portions thereof, as the case may be, shall cease to accrue.

     SECTION 4.13. Securities Repaid in Part. Upon surrender of any Security which is to be repaid in part only, the applicable Issuer shall execute, the Guarantor shall execute the notation of the Guarantees pursuant to Article Fourteen or the Guarantees endorsed on, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of such Issuer, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                 ARTICLE FIVE

                                   COVENANTS

     SECTION 5.01. Payment of Principal, Premium and Interest; Compliance with Terms. Each of the Issuers covenants and agrees for the benefit of the Holders of each series of Securities of such Issuer that it will duly and punctually pay the principal of, premium, if any, and interest, if any, on the Securities of such series in accordance with the terms of the Securities of such series and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

     SECTION 5.02. Maintenance of Office or Agency. Each of the Issuers will maintain an office or agency in each Place of Payment where Securities of such Issuer may be presented or surrendered for payment, where Registered Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon such Issuer in respect of the Securities and this Indenture may be served. Each applicable Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time any Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Principal Corporate Trust Office of the Trustee, and each of the Issuers hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     The Guarantor will maintain an office or agency in each Place of Payment where Securities to which the Guarantees apply where such Securities may be presented or surrendered for payment pursuant to the Guarantees and where notices and demands to or upon the Guarantor in respect of the Guarantees and this Indenture may be served. The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders and demands may be made or served at the Principal Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders and demands.

     SECTION 5.03. Money for Security Payments to Be Held in Trust. If any of the Issuers or the Guarantor shall at any time act as its own Paying Agent for any series of Securities, it will, subject to Section 4.05, on or before each due date of the principal of, premium, if any, or interest, if any, on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever any of the Issuers or the Guarantor shall have one or more Paying Agents for any series of Securities, it will, subject to Section 4.05, on or prior to each due date of the principal of, premium, if any, or interest, if any, on any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the applicable Issuer will promptly notify the Trustee of its action or failure so to act.

     The applicable Issuer will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of this Section, that such Paying Agent will

          (1) hold all sums held by it for the payment of principal of, premium, if any, or interest, if any, on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the applicable Issuer (or any other obligor upon the Securities of such series) in the making of any payment of principal, premium, if any, or interest, if any, on the Securities of such series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     Any of the Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the applicable Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Issuer or such Paying Agent; and, upon such payment by such Issuer or such Paying Agent to the Trustee, such Issuer or such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by any of the Issuers or the Guarantor, in trust for the payment of the principal, premium, if any, or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest, if any, has become due and payable shall be paid to the applicable Issuer or the Guarantor on Issuer Request, or (if then held by such Issuer or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the applicable Issuer or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of such Issuer or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the applicable Issuer or the Guarantor cause to be mailed to the Holder at the Holder's last known address or published once, in an Authorized Newspaper in the Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to such Issuer or the Guarantor.

     SECTION 5.04. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company stating that

          (1) a review of the activities of the Company and the Subsidiary Issuers during such year and of performance under this Indenture and under the terms of the Securities has been made under his supervision and

          (2) to the best of his knowledge, based on such review, the Company and the Subsidiary Issuers has complied with all conditions and covenants under this Indenture and under the terms of the Securities throughout such year, or, if there has been a default in compliance with such conditions and covenants, specifying each such default known to him and the nature and status thereof.

     For purposes of this Section 5.04, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

     SECTION 5.05. Corporate Existence. Subject to Article Ten, each of the Issuers and the Guarantor will do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence.

     SECTION 5.06. Limitation on Liens. So long as any of the Securities any of the Issuers shall be Outstanding, the Company will not create or suffer to exist, or permit any of its Restricted Subsidiaries to create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties (other than any "margin stock" as that term is defined in Regulation U issued by the Board of Governors of the Federal Reserve System), whether now owned or hereafter acquired, or assign, or permit any of its Restricted Subsidiaries to assign, any right to receive income, in each case to secure any Debt of any Person without making effective provision whereby all of the Securities of each series (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities of each series) shall be equally and ratably secured with the indebtedness or obligations secured by such security; provided, however, that the Company or its Restricted Subsidiaries may create or suffer to exist any lien, security interest, charge, encumbrance or preferential arrangement of any kind in, of or upon any of the properties or assets of the Company or its Restricted Subsidiaries to secure any Debt or Debts in an aggregate amount at any time outstanding not greater than 20% of the Consolidated Net Worth of the

Company; and provided, further, that the foregoing restrictions shall not apply to any of the following:

     (i) deposits, liens or pledges to enable the Company or any Restricted Subsidiary to exercise any privilege or license or to secure payments of workers' compensation or unemployment insurance, or to secure the performance of bids, tenders, contracts (other than for the payment of money) or statutory landlords' liens under leases to which the Company or any such Restricted Subsidiary is a party or to secure public or statutory obligations of the Company or any such Restricted Subsidiary or to secure surety, stay or appeal bonds to which the Company or any such Restricted Subsidiary is a party, but as to all of the foregoing only if the same shall arise and continue in the ordinary course of business or other similar deposits or pledges made and continued in the ordinary course of business;

     (ii) liens imposed by law, such as mechanic's, materialmen's, workman's, repairman's or carrier's liens but only if arising, and only so long as continuing, in the ordinary course of business or other similar liens arising and continuing in the ordinary course of business or deposits or pledges in the ordinary course of business to obtain the release of such liens;

     (iii) liens arising out of judgments or awards against the Company or any Restricted Subsidiary in an aggregate amount not to exceed the greater of (a) 15% of the Consolidated Net Worth of the Company or (b) the minimum amount which, if subtracted from such Consolidated Net Worth would reduce such Consolidated Net Worth below $3.2 billion, and in each case with respect to which the Company or any such Restricted Subsidiary shall in good faith be prosecuting an appeal or proceeding for review or liens incurred by the Company or any such Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any legal proceedings to which the Company or any such Restricted Subsidiary is a party;

     (iv) liens for taxes if such taxes shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings, or minor survey exceptions or minor encumbrances, easements or reservations of or rights of others for rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes or zoning or other restrictions as to the use of real properties which encumbrances, easements, reservations, rights and restrictions do not in the aggregate materially detract from the value of the said properties or materially impair their use in the operation of the business of the Company or any Restricted Subsidiary owning the same;

     (v) liens in favor of any government or any department or agency thereof or in favor of a prime contractor under a government contract and resulting from the acceptance of progress or partial payments under government contracts or sub-contracts thereunder;

     (vi) liens, security interests, charges, encumbrances, preferential arrangements and assignments of income in existence on the date hereof;

     (vii) purchase money liens or purchase money security interests upon or in any property acquired or held by the Company or any Restricted Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property;

     (viii) liens or security interests existing on property at the time of its acquisition;

     (ix) the rights of Xerox Credit Corporation relating to the reserve account established pursuant to the Operating Agreement, dated as of November 1, 1980, between the Company and Xerox Credit Corporation, as such Operating Agreement is amended from time to time;

     (x) the replacement, extension or renewal of any lien, security interest, charge or encumbrance, preferential arrangement or assignment of income permitted by clauses (i) through (ix) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase of principal amount) of the indebtedness secured thereby; and

     (xi) liens on any assets of any Restricted Subsidiary of up to $500,000,000 which may be incurred in connection with the sale or assignment of assets of such Restricted Subsidiary for cash where the proceeds are applied to repayment of Debt of such Restricted Subsidiary and/or invested by such Restricted Subsidiary in assets which would be reflected as receivables on the such Restricted Subsidiary's balance sheet in accordance with generally accepted accounting principles.

     SECTION 5.07. Waiver of Covenants. Any of the Issuers and the Guarantor may omit, in respect of any series of Securities of such Issuer, in any particular instance to comply with any covenant or condition set forth in Section 5.06 hereof, if before or after the time for such compliance the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of such Issuer and the Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE SIX

     SECURITYHOLDERS' LISTS AND REPORTS BY TRUSTEE, ISSUERS AND GUARANTOR

     SECTION 6.01. Issuers and Guarantor to Furnish Trustee Names and Addresses of Securityholders. Each of the Issuers and the Guarantor will furnish or cause to be furnished to the Trustee (a) semiannually, not more than 15 days after each [August] 1 and [February] 1, commencing [February 1, 1998], a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of such Issuer and the Guarantor, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities of each series of such Issuer as of such [August 1] or [February 1], as the case may be, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the applicable Issuer and the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Security Registrar and all of the Securities of any series of the applicable Issuer are Registered Securities, no such list shall be required to be furnished by such Issuer or the Guarantor in respect of such series, but in any event such Issuer and the Guarantor shall be required to furnish such information concerning the Holders of Unregistered Securities which is known to such Issuer and the Guarantor; provided, however, that neither such Issuer nor the Guarantor shall have any obligation to investigate any matter relating to any Holder of an Unregistered Security.

     SECTION 6.02. Preservation of Information; Communications to Securityholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information furnished to it or received by it in its capacity of Security Registrar pursuant to Section 6.01.

     (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, accompanied by reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application and by a copy of the form of proxy or other communication which such applicants propose to transmit, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and the Guarantees, then the Trustee shall, within five Business Days after receipt of the application, at its election, either (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.02(a), or (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Holders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Holders of such series or all Holders , as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants with respect to their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with each of the Issuers, the Guarantor and the Trustee that none of the Issuers, the Guarantor and the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and address of the Holders of Securities in accordance with Section 6.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02(b).

     SECTION 6.03. Reports by Trustee. Within 60 days after each [August] 15, commencing [August] 15, 1998, the Trustee shall transmit to Securityholders a report as provided in Section 313(a) of the TIA if so required by such Section.

     SECTION 6.04. Reports by Issuers and Guarantor. Each of the Issuers and the Guarantor will

     (a) file with the Trustee, within 30 days after such Issuer and the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which such Issuer and the Guarantor may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; or, if the such Issuer and the Guarantor is not required to file information, documents and reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 or 15(d) of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by such Issuer and the Guarantor with the conditions and covenants of this Indenture as may be required from time to time such rules and regulations; and

     (c) mail or cause to be mailed to all Securityholders, in the manner and to the extent provided in Section 313(c) of the TIA, such summaries of any information, documents and reports required to be filed by such Issuer and the Guarantor pursuant to clauses (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE SEVEN

                                    REMEDIES

     SECTION 7.01. Events of Default. "Event of Default", with respect to any series of Securities of an Issuer or any Guarantees thereof, wherever used herein, means each one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series:

     (1) default in the payment of any interest upon any Security of such series when the same becomes due and payable, and continuance of such default for a period of 30 days; or

     (2) default in the payment of the principal of or premium, if any, on any Security of such series at its Maturity; or

     (3) default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of such series; or

     (4) default in the performance, or breach, of any covenant or warranty of such Issuer or the Guarantor in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to such Issuer and the Guarantor by the Trustee or to such Issuer, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (5) the entry of a decree by a court having jurisdiction in the premises adjudging the applicable Issuer or the Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Issuer or the Guarantor under the Federal Bankruptcy Code or any other applicable Federal or State law or equivalent legislation in the jurisdiction of incorporation of such Issuer, if not the United States, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Issuer or the Guarantor or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (6) the institution by the applicable Issuer or the Guarantor of proceedings to be adjudicated a bankrupt or insolvent or the consent by such Issuer or the Guarantor to the institution of bankruptcy or insolvency proceedings against such Issuer or the Guarantor, or the filing by such Issuer or the Guarantor of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law or equivalent legislation in the jurisdiction of incorporation of such Issuer, if not the United States, or the consent by such Issuer or the Guarantor to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Issuer or the Guarantor or of any substantial part of its property, or the making by such Issuer or the Guarantor of an assignment for the benefit of creditors, or the admission by such Issuer or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by such Issuer or the Guarantor in furtherance of any such action; or

     (7) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

     SECTION 7.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to any series of Securities of any Issuer for which there are Securities Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series of such Issuer (each such series acting as a separate class) may declare the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of the Securities of such series of such Issuer) of all the Securities of such series of such Issuer to be immediately due and payable, by a notice in writing to such Issuer and the Guarantor (and to the Trustee if given by Securityholders), and upon any such declaration the same shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the applicable Issuer, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

          (1) such Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue installments of interest, if any, on all Securities of such series,

                  (B) the principal of and premium, if any, on any Securities of such series which have become due otherwise than by such declaration of acceleration, and interest, if any, thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default with respect to such series of Securities, other than the non-payment of the principal of Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 7.12.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee. Each of the Issuers and the Guarantor covenants that if

          (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of or premium, if any, on any Security of any series at the Maturity thereof, or

          (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series,

such Issuer or the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or Holders of Securities of any such series in the case of Clause (3) above), the whole amount then due and payable on any such Security (or Securities of any such series in the case of Clause (3) above) for principal, premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any (to the extent that payment of such interest is lawful), and (to the extent that payment of such interest shall be legally enforceable) upon overdue installments of interest, at the rate or rates prescribed therefor by the terms of any such Security (or Securities of any such series in the case of Clause (3) above); and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If such Issuer or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against such Issuer or the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of such Issuer or the Guarantor or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 7.04. Trustee May File Proofs of Claim. With respect to any proofs of claims filed by the Trustee pursuant to Section 317 of the TIA, the Trustee shall be entitled to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.05.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the trustee to vote in respect of the claim of any Securityholder in any such proceeding.

     SECTION 7.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under the Indenture or under the Securities of any series or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the related coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities of such series in respect of which such judgment has been recovered.

     SECTION 7.06. Application of Money Collected. Any money collected by the Trustee with respect to a series of Securities or the Guarantees pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal, premium, if any, or interest, if any, upon presentation of the Securities of such series or the coupons appertaining thereto, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:  To the payment of all amounts due the Trustee under Section 8.05;

     SECOND: To the payment of the amounts then due and unpaid upon the Securities of such series for principal, premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on Securities of such series, for principal, premium, and interest, respectively; and

     THIRD:  To the applicable Issuer or the Guarantor.

     SECTION 7.07. Limitation on Suits. No Holder of any Security of any series of an Issuer shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series of such Issuer;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series of such Issuer shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series of such Issuer;

it being understood and intended that no one or more Holders of Securities of such series of such Issuer shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series of such or any other Issuer or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of such series of such Issuer.

     SECTION 7.08. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the applicable Issuer, the Guarantor, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 7.09. Rights and Remedies Cumulative. Except as provided in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 7.10. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 7.11. Control by Securityholders. The Holders of a majority in principal amount of the Outstanding Securities of any series of an Issuer shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series of such Issuer, provided that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture,

     (2) the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be prejudicial to the Holders of Securities of such series of such Issuer not joining in any such direction or would involve the Trustee in personal liability,

     (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

     (4) the Trustee has reasonable indemnity against the costs, expenses and liabilities incurred in compliance with such direction.

     SECTION 7.12. Waiver of Past Defaults. The Holders of a majority in principal amount of the Outstanding Securities of any series of an Issuer may on behalf of the Holders of all the Securities of such series of such Issuer waive any past default hereunder and its consequences, except a default not theretofore cured

     (1) in the payment of the principal of, premium, if any, or interest, if any, on any Security of such series of such Issuer, or in the payment of any sinking fund installment or analogous obligation with respect to Securities of such series of such Issuer, or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series of such Issuer affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series of such Issuer under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 7.13. Waiver of Stay or Extension Laws. Each of the Issuers and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuers and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 7.14 Original Subscription Agreement and Subscription Agreement.
In the event of a default by Xerox Capital in the performance of its obligations to pay the principal of, premium, if any, or interest, if any, on any of its Securities, any Holder of such Securities shall have the right to serve upon Xerox Capital a demand requiring Xerox Capital to thereafter serve a demand upon its then Majority Shareholder to subscribe for additional shares in the share capital of Xerox Capital pursuant to and in accordance with the provisions of the Original Subscription Agreement or (following execution) the Subscription Agreement. Upon receipt of any such demand from any Holder of such Securities, Xerox Capital shall, if and to the extent that it shall have rights to call for the subscription of further shares under the Original Subscription Agreement or the Subscription Agreement, as the case may be, serve upon its then Majority Shareholder a written demand for the subscription of additional shares in the share capital of Xerox Capital pursuant to and subject to the provisions of the Original Subscription Agreement or the Subscription Agreement, as the case may be.


                                  ARTICLE EIGHT

                                   THE TRUSTEE

     SECTION 8.01. Certain Rights of Trustee. Except as otherwise provided in
Section 315 of the TIA:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of an Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the Board of Directors of such Issuer or the Guarantor may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the applicable Issuer and the Guarantor, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

     (i) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the Trustee in good faith believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 8.02. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Issuers or the Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuers or the Guarantor of Securities or the proceeds thereof.

     SECTION 8.03. May Hold Securities. The Trustee, any Paying Agent, Security Registrar or any other agent of any of the Issuers or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the TIA, may otherwise deal with each of the Issuers and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

     The following indentures shall be excluded from the operation of Section 310(b)(1) of the TIA: Indenture dated as of December 1, 1991, between Xerox Corporation and Citibank, N.A., as Trustee; and Indenture dated as of September 20, 1996, between Xerox Corporation and Citibank, N.A., as Trustee.

     SECTION 8.04. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the applicable Issuer or the Guarantor, as the case may be.

     SECTION 8.05. Compensation and Reimbursement. Each of the Issuers and the Guarantor agrees

     (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder as may be agreed upon between any such Issuer, the Guarantor and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of each such Issuer and the Guarantor under this Section the Trustee shall have a lien prior to the Securities of such Issuer upon all property and funds held or collected in respect of such Securities of such Issuer by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities of such Issuer.

     SECTION 8.06. Corporate Trustee Required; Eligibility. The Trustee shall at all times satisfy the eligibility requirements of Section 310 of the TIA and together with its immediate parent maintain a combined capital and surplus of at least $50,000,000. If the Trustee together with its immediate parent publishes a report of condition at least annually, pursuant to law or pursuant to the requirements of any Federal, State, territorial, or District of Columbia supervising or examining authority to which the Trustee is subject, then, for purposes of this section, the combined capital and surplus of the Trustee shall be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 8.07. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.08.

     (b) The Trustee may resign with respect to any series of Securities of an Issuer at any time by giving written notice thereof to such Issuer and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

     (c) The Trustee may be removed with respect to any series of Securities of an Issuer at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to such Issuer and the Guarantor.

     (d) If at any time:

            (1) the Trustee for a series of Securities shall fail to comply with
     Section 310(b)(i) of the TIA after written request therefor by the applicable Issuer or the Guarantor or by any Securityholder who has been a bona fide Holder of a Security of such series for at least six months, or

            (2) the Trustee for a series of Securities shall cease to be eligible under Section 8.06 hereof or Section 310(a) of the TIA and shall fail to resign after written request therefor by the applicable Issuer or the Guarantor or by any such Securityholder, or

            (3) the Trustee for a series of Securities shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the applicable Issuer or the Guarantor by or pursuant to a Board Resolution may remove the Trustee with respect to such series of Securities, or (ii) subject to Section 315(e) of the TIA, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series.

     (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities of an Issuer for any cause, such Issuer and the Guarantor, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee with respect to such series of Securities. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to such Issuer and the Guarantor and the retiring Trustee with respect to such series, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by such Issuer and the Guarantor with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by such Issuer and the Guarantor or the Holders of Securities of such series and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

     (f) The applicable Issuer shall give notice of each resignation and each removal of the Trustee with respect to any series of Securities of such Issuer and each appointment of a successor Trustee with respect to any series of Securities of such Issuer by mailing written notice of such event by first-class mail, postage prepaid, to Registered Holders of Securities of such series as their names and addresses appear in the Security Register and to all other Holders of Securities of such series by publishing notice of such event once in an Authorized Newspaper in the Place of Payment. Each notice shall include the name of such successor Trustee and the address of its Principal Corporate Trust Office.

     SECTION 8.08. Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee appointed hereunder shall execute, acknowledge and deliver to each of the Issuers, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all or any series as to which it is resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to all or any such series; but, on request of any of the Issuers, the Guarantor or such successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of such retiring Trustee with respect to all or any such series; and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all or any such series; subject nevertheless to its lien, if any, provided for in Section 8.05. Upon request of any such successor Trustee, each of the Issuers and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series of one or more Issuers, the applicable Issuer, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of any series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

     No successor Trustee with respect to a series of Securities of any Issuer shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article and the TIA.

     SECTION 8.09. Merger Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article and the TIA, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 8.10. Appointment of Authenticating Agent. As of the date of the Indenture and at any time when any of the Securities remain Outstanding the Trustee, with the consent of the applicable Issuer and the Guarantor, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities of such Issuer which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer, or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.

     Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the applicable Issuer and the Guarantor and shall meet the requirements of Section 8.06, unless otherwise agreed to by such Issuer and the Guarantor, as though it were trustee.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the applicable Issuer and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the applicable Issuer and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the applicable Issuer and the Guarantor and shall give notice of such appointment in accordance with Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.

     The provisions of Sections 3.08, 8.02 and 8.03 shall be applicable to each Authenticating Agent.

     The applicable Issuer and the Guarantor agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     The Trustee shall incur no liability for the appointment or for any misconduct or negligence of an Authenticating Agent. In the event the Trustee does incur liability for any such misconduct or negligence of the Authenticating Agent, the applicable Issuer and the Guarantor agree to indemnify the Trustee for, and hold it harmless against, any such liability, including the costs and expenses of defending itself against any liability in connection with such misconduct or negligence of the Authenticating Agent.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities, of the series designated herein, described in the within-mentioned Indenture.

                                       CITIBANK, N.A.
                                       as Trustee


Dated:                                 By. . . . . . . . . . . . . . . . . .
                                                As Authenticating Agent


                                       By. . . . . . . . . . . . . . . . . .
                                                Authorized Signatory

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

     SECTION 9.01. Supplemental Indentures Without Consent of Securityholders. Without the consent of any Holders of any Securities, any Issuer or the Guarantor, when authorized by or pursuant to a Board Resolution of such Issuer or the Guarantor, as the case may be, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another corporation to such Issuer or the Guarantor, and the assumption by any such successor of the covenants of such Issuer or the Guarantor herein and in the Securities or the Guarantees contained; or

     (2) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities of one or more Issuers and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 8.08; or

     (3) to add to the covenants of such Issuer or the Guarantor, for the benefit of the Holders of Securities of all or any series, or to surrender any right or power herein conferred upon such Issuer or the Guarantor, provided that such action shall not adversely affect the interests of the Holders of Securities of any series of such Issuer in any material respect; or

     (4) to cure any ambiguity, to correct or supplement any provision in this Indenture or in the Securities of such Issuer or the Guarantees which may be inconsistent with any other provision in this Indenture or in such Securities or in such Guarantees, or to make any other provisions with respect to matters or questions arising under this Indenture or in such Securities or the Guarantees; or

     (5) to establish the form of any Security, as permitted by Section 2.02, and to provide for the issuance of any series of Securities, as permitted by
Section 3.01, and to set forth the terms thereof; or

     (6) to make any other amendments, modifications or supplements hereto or to the Securities or the Guarantees, provided, that such amendments, modifications or supplements shall only apply to Securities of one or more series and the Guarantees to be thereafter issued or shall not adversely affect the rights of any Holder of any Outstanding Security of such Issuer.

     SECTION 9.02. Supplemental Indentures with Consent of Securityholders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures (each such series voting separately as a class), by Act of said Holders delivered to the applicable Issuer, the Guarantor and the Trustee, the applicable Issuer and the Guarantor, when authorized by or pursuant to a Board Resolution of such Issuer and the Guarantor, as the case may be, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or such Securities or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture or such Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

     (1) change the Maturity of the principal of, or the premium, if any, or the Stated Maturity of any installment of interest, if any, on, any Security, or reduce the principal amount thereof or any premium thereon or the rate of interest thereon, or change the method of computing the amount of principal thereof on any date or change the coin or currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be); or

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or of certain defaults hereunder and their consequences) provided for in this Indenture; or

     (3) modify any of the provisions of this Section, Section 5.07 or Section 7.12, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel in compliance with Section 314 of the TIA stating that the execution of such supplemental indenture is authorized or permitted by and complies with this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

     SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the applicable Issuer and the Guarantor shall so determine, new Securities of any Series so modified as to conform, in the opinion of the Trustee, such Issuer and the Guarantor, to any such supplemental indenture may be prepared and executed by such Issuer, the notation of the Guarantor of the Guarantees endorsed thereon may be prepared and executed by the Guarantor and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

     SECTION 10.01. Company May Consolidate, etc., Only on Certain Terms. So long as any Securities of any of the Issuers are Outstanding, the Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless

     (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest, if any, on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed (including the performance or observance of the Guarantees);

     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 10.02. Subsidiary Issuers May Consolidate, etc., Only on Certain Terms. So long as any Securities of any Subsidiary Issuer are outstanding, such Subsidiary Issuer shall not consolidate with or merge into any other corporation or sell its assets substantially as an entirety, unless (i) the corporation formed by such consolidation or into which such Subsidiary Issuer is merged or the corporation which acquires its assets is organized in the United States or of England and Wales and expressly assumes the due and punctual payment of the principal of, premium, if any, and interest, if any, on all Securities of such Subsidiary Issuer and the performance of every covenant of this Indenture on the part of such Subsidiary Issuer to be performed or observed and (ii) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

     Notwithstanding the immediately preceding paragraph, any Subsidiary Issuer shall be entitled at any time to sell, transfer or assign all or any part of its assets for fair value or grant any interest therein to any person or persons in connection with any Securitization in relation to such assets (whether or not by such Subsidiary Issuer or any of its subsidiaries) and to enter into any arrangements in connection therewith.

     SECTION 10.03. Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of an Issuer or the Guarantor substantially as an entirety in accordance with Section 10.01 or Section 10.02, the successor corporation formed by such consolidation or into which such Issuer or the Guarantor is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer and the Guarantor under this Indenture with the same effect as if such successor corporation had been named as such Issuer and the Guarantor herein. In the event of any such conveyance or transfer, the applicable Issuer and the

Guarantor as the predecessor corporation shall be discharged from its obligations hereunder and may be dissolved, wound up and liquidated at any time thereafter.

     SECTION 10.04. Securities to be Secured in Certain Events. If, upon any such consolidation or merger of the Company, or upon any conveyance or transfer of the properties and assets of the Company substantially as an entirety to any other Person, any property, whether now owned or hereafter acquired, or right to receive income of the Company or any Restricted Subsidiary would thereupon become subject to any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement (any such lien, security interest or other charge or encumbrance, or any other type of preferential arrangement being herein called a "Mortgage"), unless the Company could create such Mortgage pursuant to Section 5.06 without equally and ratably securing the Securities, the Company, prior to such consolidation, merger, conveyance or transfer, will secure the Outstanding Securities of each series hereunder, equally and ratably with (or prior to) the Debt secured by such Mortgage.

     SECTION 10.05. Assumption by Company of Subsidiary Issuers' Obligations.
(a) The Company may, at its option, assume the obligations of a Subsidiary Issuer as obligor under any series of Securities of such Subsidiary Issuer and this Indenture; provided that:

          (i) the Company expressly assumes in an assumption agreement or supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on such Securities and the performance or observance of every covenant of this Indenture on the part of such Subsidiary Issuer to be performed or observed;

          (ii) immediately after giving effect to such assumption, no Event of Default and no event, which after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (iii) the Company shall have delivered to the Trustee an Officers' Certificate stating that such assumption and such assumption agreement comply with this Article and that all conditions precedent herein provided for relating to such assumption have been complied with.

     (b) Upon any assumption pursuant to Section 10.05, the Company shall succeed to, and be substituted for, any may exercise every right and power of, the applicable Subsidiary Issuer under such Securities and this Indenture with the same effect as if the Company had been such Issuer thereof, and such Subsidiary Issuer shall be released from its liability as obligor upon such Securities and this Indenture.

                                ARTICLE ELEVEN

                          SATISFACTION AND DISCHARGE

     SECTION 11.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments thereon pursuant to Section 11.02), with respect to a series of Securities, and the Trustee, on demand of and at the expense of the applicable Issuer or the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series of Securities, when

     (1)     either

            (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by such Issuer or the Guarantor and thereafter repaid to such Issuer or the Guarantor or discharged from such trust, as provided in Section 5.03) have been delivered to the Trustee for cancellation; or

            (B) all such Securities of such series not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Maturity within
            one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of such Issuer or the Guarantor,

     and such Issuer or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Securities of such series not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, if any, to the date of such deposit (in the case of Securities of such series which have become due and payable), or to the Maturity or Redemption Date, as the case may be;

     (2) such Issuer or the Guarantor has paid or caused to be paid all other sums payable hereunder by such Issuer or the Guarantor with respect to the Securities of such series;

     (3) such Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with; and

     (4) such Issuer or the Guarantor has delivered to the Trustee an Opinion of Counsel stating that (i) such Issuer or the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion will confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax as a result of such satisfaction and discharge and will be subject to the Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such satisfaction and discharge had not occurred.

Notwithstanding the satisfaction and discharge of the Indenture, the obligations of such Issuer and the Guarantor to the Trustee under Section 8.05 shall survive.

     SECTION 11.02. Application of Trust Money. All money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the applicable Issuer or the Guarantor acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE TWELVE

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

     SECTION 12.01. Exemption from Individual Liability. No recourse for the payment of the principal of, or premium, if any, or interest, if any, on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of any Issuer or the Guarantor in this Indenture or any supplemental indenture, or in any Security, or under any Guarantee, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of any Issuer or the Guarantor or of any successor corporation, either directly or through any Issuer or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the applicable Issuer or the Guarantor, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of any Issuer or the Guarantor or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or any supplemental indenture, or in any of the Securities, or in any of the Guarantees or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or any supplemental indenture, or in any of the Securities or in any of the Guarantees or implied therefrom, are hereby expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the Guarantees and the issuance of the Securities.

                                ARTICLE THIRTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

     SECTION 13.01. Purposes of Meetings. A meeting of Holders of Securities of all or any series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

     (1) to give any notice to any of the Issuers, the Guarantor or the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by the Holders of Securities pursuant to any of the provisions of Article Seven;

     (2) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Eight;

     (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

     (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified percentage in aggregate principal amount of the Securities of all or any series, as the case may be, under any other provision of this Indenture or under applicable law.

     SECTION 13.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities of all or any series to take any action specified in Section 13.01 to be held at such time and at such place as the Trustee shall determine or at such other place as may be provided with respect to the Securities of such series. Notice of every meeting of the Holders of Securities of all or any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to all holders of Securities of each series that are to be affected by the action proposed to be taken at such meeting by publication at least twice in an Authorized Newspaper in the Borough of Manhattan, The City of New York or in such other place as may be provided with respect to the Securities of such series prior to the date fixed for the meeting, the first publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting, and the last publication to be not more than five days prior to the date fixed for the meeting, or such notice may be given to Registered Holders by mailing the same by registered mail, postage prepaid, to the Holders of Registered Securities at the time Outstanding, at their address as they shall appear in the Security Register, not less than 20 nor more than 60 days prior to the date fixed for the meeting. Failure to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Securities of all or any series of any Issuer shall be valid without notice if the Holders of all such Securities Outstanding, such Issuer and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting.

     SECTION 13.03. Call of Meetings by Issuers or Securityholders. In case at any time any Issuer, by or pursuant to a Board Resolution of such Issuer, or the Holders of at least 10% in aggregate principal amount of Securities then Outstanding of each series that may be affected by the action proposed to be taken at the meeting shall have requested the Trustee to call a meeting of Holders of Securities of all series that may be so affected to take any action authorized in Section 13.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or made the first publication of the notice of such meeting within 30 days after receipt of such request, then such Issuer or the Holders in the amount above specified may determine the time and the place referred to in
Section 13.02 for such meeting and may call such meeting by mailing or publishing notice thereof as provided in Section 13.02.

     SECTION 13.04. Qualifications for Voting. To be entitled to vote at any meeting of Securityholders a Person shall (a) be a Holder of one or more Securities of a series affected by the action proposed to be taken, or (b) be a Person appointed by an instrument in writing as proxy by the Holder of one or more such Securities. The right of Securityholders to have their votes counted shall be subject to the proviso in the definition of "Outstanding" in Section
1.01. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of the applicable Issuer and its counsel, and any representatives of the Guarantor and its counsel.

     SECTION 13.05. Quorum; Adjourned Meetings. At any meeting of Securityholders, the presence of Persons holding or representing Securities in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall be necessary to constitute a quorum. No business shall be transacted in the absence of a quorum unless a quorum is represented when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders of Securities (as provided in Section 13.03), be dissolved. In any other case the Persons holding or representing a majority in aggregate principal amount of the Securities represented at the meeting may adjourn such a meeting for a period of not less than 10 days with the same effect, for all intents and purposes, as though a quorum had been present. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be similarly further adjourned for a period of not less than 10 days. Notice of the reconvening of any such adjourned meeting shall be given as provided in Section 13.02 except that, in the case of publication, such notice need be published only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened, and in the case of mailing, such notice may be mailed not less than five days prior to such date.

     Any Holder of a Security who has executed an instrument in writing complying with the provisions of Section 1.04 shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

     Any resolution passed or decision taken at any meeting of the Holders of Securities of any series duly held in accordance with this Section shall be binding on all Holders of such series of Securities whether or not present or represented at the meeting.
     SECTION 13.06. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by any Issuer or by Holders of Securities as provided in Section 13.03, in which case such Issuer or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting.

     At any meeting each Holder of a Security of a series entitled to vote at such meeting, or proxy therefor, shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote except as a Holder of Securities of such series or proxy therefor. Any meeting of Holders of Securities duly called pursuant to the provisions of
Section 13.02 or 13.03 at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

     SECTION 13.07. Voting Procedure. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballot on which shall be subscribed the signatures of the Holders of Securities entitled to vote at such meeting, or proxies therefor, and on which shall be inscribed an identifying number or numbers or to which shall be attached a list of identifying numbers of the Securities so held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed or published as provided in
Section 13.02 and, if applicable, Section 13.05. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the triplicates shall be delivered to the applicable Issuer, the other to the Guarantor, and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 13.08. Written Consent in Lieu of Meetings. The written authorization or consent by the Holders of the requisite percentage in aggregate principal amount of Securities of any series herein provided, entitled to vote at any such meeting, evidenced as provided in Section 1.04 and filed with the Trustee, shall be effective in lieu of a meeting of the Holders of Securities of such series, with respect to any matter provided for in this Article Thirteen.

     SECTION 13.09. No Delay of Rights by Meeting. Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of Securities of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or the Holders of the Securities of any or all such series under any provisions of this Indenture or the Securities.

                                ARTICLE FOURTEEN

                 GUARANTEES OF SECURITIES OF SUBSIDIARY ISSUERS

     SECTION 14.01. Guarantees. This Section 14.01 and Section 14.02 apply to the Securities of any series of any Subsidiary Issuer to the extent that the form of the Guarantees to be endorsed on such Securities is not otherwise established as contemplated by Section 3.01.

     The Guarantor hereby fully and unconditionally guarantees to each Holder of a Security of each series issued by a Subsidiary Issuer, authenticated and delivered by the Trustee the due and punctual payment of the principal (including any amount due in respect of any Original Issue Discount Security) of and any premium and interest on such Security, and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, early repayment or otherwise, in accordance with the terms of such Security and this Indenture. The Guarantor hereby agrees that in the event of an Event of Default its obligations hereunder shall be as if it were a principal debtor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security of any series or this Indenture, any failure to enforce the provisions of any Security of any series or this Indenture, any waiver, modification or indulgence granted to the applicable Subsidiary Issuer with respect thereto, by the Holder of any Security of any series of such Subsidiary Issuer or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or Guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of any Security of a Subsidiary Issuer or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the applicable Subsidiary Issuer, any right to require a proceeding first against such

Subsidiary Issuer, the benefit of discussion, protest or notice with respect to any Security of such Subsidiary Issuer or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of such Security issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to such Security except by payment in full of the principal thereof and any premium and interest thereon or as provided in Article Eleven or Section 10.01. If any Holder or the Trustee is required by any court or otherwise to return to any Subsidiary Issuer, the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to such Issuer or the Guarantor any amount paid by such Issuer or the Guarantor to the Trustee or such Holder, this Guarantee to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Article Seven hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby.

     The Guarantor also agrees, to pay any and all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holders in enforcing any rights under this Guarantee.

     The Guarantor hereby waives any right of set-off which the Guarantor may have against the Holder of any Security of a Subsidiary Issuer in respect of any amounts which are or may become payable by such Holder to such Subsidiary Issuer.

     The Guarantor shall be subrogated to all rights of the Holders of any series of Securities and the Trustee against the applicable Subsidiary Issuer in respect of any amounts paid to such Holders and the Trustee by the Guarantor pursuant to the provisions of the Guarantees; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest, if any, on all of the Securities of such series shall have been paid in full.

     No past, present or future stockholder, officer, director, employee or incorporator of the Guarantor shall have any personal liability under the Guarantees set forth in this Section 14.01 by reason of his or its status as such stockholder, officer, director, employee or incorporator.

     The Guarantees set forth in this Section 14.01 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

     SECTION 14.02. Execution of Guarantees. To evidence its Guarantee to the Holders specified in Section 14.01, the Guarantor hereby agrees to execute the notation of the Guarantee in substantially the form set forth in Section 2.04 to be endorsed on each Security of each Subsidiary Issuer authenticated and delivered by the Trustee. The Guarantor hereby agrees that its Guarantee set forth in Section 14.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security of each Subsidiary

Issuer a notation of such Guarantee. Each such notation of such Guarantee shall be signed on behalf of the Guarantor by any proper officer of the Guarantor prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the due authentication thereof by the Trustee hereunder, shall constitute due delivery of the Guarantee on behalf of the Guarantor. Such signatures upon the notation of the Guarantee may be manual or facsimile signatures of any present, past or future such proper officer of the Guarantor and may be imprinted or otherwise reproduced below the notation of the Guarantee, and in case any such proper officer of the Guarantor who shall have signed the notation of the Guarantee shall cease to be such officer before the Security on which such notation is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the applicable Subsidiary Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the notation of the Guarantee had not ceased to be such officer of the Guarantor.

     Citibank, N.A. hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                               XEROX CORPORATION,
                                                  as an Issuer and the Guarantor



                                               BY _____________________________
                                                   Title:

Attest:




______________________________                           [CORPORATE SEAL]
Title:


                                               XEROX OVERSEAS HOLDINGS PLC,
                                                     as an Issuer



                                               BY _____________________________
                                                   Title:




                                               BY _____________________________
                                                  Title:

Attest:




______________________________                           [CORPORATE SEAL]
Title:



                                                RANK XEROX CAPITAL (EUROPE) PLC,
                                                                    as an Issuer



                                                BY _____________________________
                                                             Title:




                                                BY _____________________________
                                                             Title:

Attest:




______________________________                           [CORPORATE SEAL]
Title:




                                                CITIBANK, N.A., as Trustee



                                                BY _____________________________
                                                   Title:

Attest:




______________________________                           [CORPORATE SEAL]
Title:

COUNTY OF FAIRFIELD,      )
                          )  ss.:
STATE OF CONNECTICUT,     )

     On this day of August, 1997, before me personally appeared , to me known, who being by me duly sworn, did depose and say that (s)he resides at

                                                                            ;

that (s)he is                 of XEROX CORPORATION, one of the corporations
described in and which executed the foregoing instrument; that (s)he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that (s)he signed her/his name thereto by like authority.



                                       ---------------------------------
                                       Notary Public
                                       My Commission Expires
[NOTARIAL SEAL]

COUNTY OF FAIRFIELD,      )
                          )  ss.:
STATE OF CONNECTICUT,     )

     On this day of August, 1997, before me personally appeared , to me known, who being by me duly sworn, did depose and say that (s)he resides at

                                                                             ;

that (s)he is of XEROX OVERSEAS HOLDINGS PLC, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that (s)he signed her/his name thereto by like authority.



                                       ---------------------------------
                                       Notary Public
                                       My Commission Expires
[NOTARIAL SEAL]

COUNTY OF FAIRFIELD,      )
                          )  ss.:
STATE OF CONNECTICUT,     )

     On this             day of August, 1997, before me personally appeared ,
to me known, who being by me duly sworn, did depose and say that (s)he resides at

                                                                            ;

that (s)he is                                           of RANK XEROX CAPITAL
(EUROPE) PLC, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that
(s)he signed her/his name thereto by like authority.



                                       ---------------------------------
                                       Notary Public
                                       My Commission Expires
[NOTARIAL SEAL]


COUNTY OF NEW YORK        )
                          )  ss.:
STATE OF NEW YORK         )

     On this day           of August, 1997, before me personally appeared , to
me known, who, being by me duly sworn, did depose and say that (s)he resides at

                                                                             ;

that (s)he is of                                      , one of the corporations
described in and which executed the foregoing instrument; that (s)he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that (s)he signed her/his name thereto by like authority.


                                       ---------------------------------
                                       Notary Public
                                       My Commission Expires
[NOTARIAL SEAL]